Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Earnings Per Share Basic Numerator [Abstract]
Basic net income attributable to Canon Inc.	¥ 243,961	¥ 214,718	¥ 83,318
Diluted net income attributable to Canon Inc.	¥ 243,957	¥ 214,714	¥ 83,315
Weighted average common shares outstanding	1,030,644,385	1,045,632,588	1,049,802,197
Stock options	334,875	277,066	229,691
Diluted common shares outstanding	1,030,979,260	1,045,909,654	1,050,031,888
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 236.71	¥ 205.35	¥ 79.37
Diluted	¥ 236.63	¥ 205.29	¥ 79.35